Exhibit 1.3

                  Equitable of Iowa Companies

                        Debt Securities


                     Underwriting Agreement


                                             New York, New York
                                             February 14, 1995


Salomon Brothers Inc
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
J.P. Morgan Securities Inc.
As Representatives of the several Underwriters, c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048


Dear Sirs:

          Equitable of Iowa Companies, an Iowa corporation (the "Company"), proposes to issue and to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), certain of its debt securities specified in Schedule II (the "Debt Securities") and registered under the registration statement referred to in paragraph 1(a). The Debt Securities will be issued under an indenture (the "Indenture"), dated as of January 17, 1995, between the Company and The First National Bank of Chicago, as Trustee.

          1.     Representations and Warranties.

          The Company represents and warrants to, and agrees with, each Underwriter as set forth in this Section 1. Certain terms used in this Section 1 are defined in paragraph (b) below.

          (a) If the offering of the Debt Securities is a Delayed Offering (as specified in Schedule II hereto), paragraph (i) below is applicable and, if the offering of the Debt Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

               (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule II hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Debt Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Debt Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Company will timely file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Debt Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Debt Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                    (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule II hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Debt Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will timely file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Debt Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Debt Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph
     (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Debt Securities and the offering thereof and is used prior to filing of the Final Prospectus.
     "Final Prospectus" shall mean the prospectus supplement relating to the Debt Securities that is first filed pursuant to Rule
     424(b) after the Execution Time, together with the Basic
     Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Debt Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time in the form in which it has or shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined) pursuant to Section 3 hereof, shall also mean such registration statement as so amended on such date.
     Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. "Rule 430A Information" means information with respect to the Debt Securities and offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the Effective Date or the date of the Basic Prospectus, any Preliminary Final
     Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of the Basic Prospectus, any Preliminary Final
     Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule
     415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Debt Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule II hereto.

          (c) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b), on the Closing Date pursuant to
     Section 3 hereof, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture
     Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading ; on the Effective Date and on the Closing Date pursuant to Section 3 hereof, the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, if not filed pursuant to Rule 424(b), the Final Prospectus did not or will not, and on the date of any filing pursuant to Rule 424(b), on the Closing Date pursuant to Section
     3 hereof, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus (or any supplement thereto).


          (d) The Company and each of the corporations of which a majority of the outstanding voting equity securities are owned, directly or indirectly, by the Company (the "Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

          (e) The Company has all of the requisite corporate power and authority to execute, issue and deliver the Debt Securities and to incur and perform its obligations provided for therein; the Debt Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters as provided for in this Agreement or by the purchasers thereof pursuant to any Delayed Delivery Contract (as hereinafter defined), with respect to Contract Securities (as hereinafter defined), will have been duly executed, authenticated (assuming due authentication by the Trustee), issued and delivered and will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and the Debt Securities conform in all material respects to the description thereof contained in the Final Prospectus.

          (f) The Company has all of the requisite corporate power and authority to execute and deliver the Indenture and to perform its obligations provided for therein; the Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act, will be substantially in the form heretofore delivered to the Underwriters and assuming due execution and delivery by the Trustee, will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and the Indenture conforms in all material respects to the description thereof contained in the Final Prospectus.

          (g) Each of Equitable Life Insurance Company of Iowa, ("Equitable Life"), USG Annuity & Life Company, ("USG") and each other Subsidiary of the Company, if any, which is engaged in the business of insurance or reinsurance (collectively, the "Insurance Subsidiaries") holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business (the "Insurance Licenses")) as are necessary to the conduct of its business as described in the Final Prospectus; the Company and each Insurance Subsidiary have fulfilled and performed all obligations necessary to maintain the Insurance Licenses; except as disclosed in the Final Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License; and except as disclosed in the Final Prospectus, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent.

          (h) Except as disclosed in the Final Prospectus, the Company and the Insurance Subsidiaries have made no material changes in their insurance reserving practices since the most recent audited financial statements included or incorporated in the Final
     Prospectus.

          (i) All reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein; no Insurance Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, to the best knowledge of the Company and the Insurance Subsidiaries, the Company and the Insurance Subsidiaries have no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included in the Final Prospectus.

          (j) The statutory financial statements of the Insurance Subsidiaries from which certain ratios and other statistical data filed as part of the Registration Statement or included or incorporated in the Final Prospectus have been derived, have for each relevant period been prepared in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners and by the appropriate Insurance Department of the jurisdiction of domicile of each Insurance Subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby.

          (k) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's authorization; and (ii) assets are safeguarded and transactions are recorded to permit preparation of financial statements in conformity with generally accepted accounting principles and, as of the Closing Date (as defined in Section 3 hereof), the Company will continue to maintain such a system.

          (l) The execution, delivery and performance of this Agreement, the Indenture and any Delayed Delivery Contract by the Company, the consummation of the transactions contemplated hereby and the issuance and delivery of the Debt Securities hereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the business, financial condition or stockholder's equity of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the business, financial condition or stockholder's equity of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries;
     and except for the registration of the Debt Securities under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the Trust Indenture Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Debt Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company or the consummation of the transactions contemplated hereby by the Company.

          (m) This Agreement and any Delayed Delivery Contract have been duly authorized, executed and delivered by the Company.

          (n) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except as disclosed in the Final Prospectus.

          (o) Except as described in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which could reasonably be expected to have a material adverse effect on the business, financial condition or stockholders' equity of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (p) Neither the Company nor any of its subsidiaries (1) is in violation of its charter or by-laws, (2) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, which default could reasonably be expected to have a material adverse effect on the business, financial condition or stockholders' equity of the Company and its subsidiaries taken as a whole or (3) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, which violation or failure could reasonably be expected to have a material adverse effect on the business, financial condition or stockholders' equity of the Company and its subsidiaries taken as a whole.

          (q) Since the date of the most recent financial statements included or incorporated in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, nor to the best of the Company's knowledge, has any condition arisen which might reasonably be expected to cause such a material adverse change, whether or not arising from transactions in the ordinary course of business, except as set forth in, or contemplated in the Final Prospectus.

          2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule II hereto the principal amount of Debt Securities set forth opposite such Underwriter's name on Schedule I hereto, except that, if
Schedule II hereto provides for the sale of Debt Securities pursuant to Delayed Delivery Contracts the respective principal amounts of Debt Securities to be purchased by the Underwriters shall be as set forth in Schedule I hereto less the respective amounts of Contract Securities determined as provided below.
Debt Securities to be purchased by the Underwriters pursuant to Delayed Delivery Contracts as hereinafter provided are called
"Contract Securities".

          If so provided in Schedule II hereto, the Underwriters are authorized to solicit offers to purchase Debt Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"). The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule II hereto of the principal amount of the Debt Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule II hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule II hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Debt Securities to be purchased by each Underwriter as set forth in
Schedule I hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of the Contract Securities as the principal amount of the Debt Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule I hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Debt Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule I hereto less the aggregate principal amount of Contract Securities.

          3. Delivery and Payment. Delivery of and payment for the Debt Securities shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, at 10:00 AM,
New York City time, on February 22, 1995, or such later date (not later than March 1, 1995) as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Debt Securities being herein called the "Closing Date"). Delivery of the Debt Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Debt Securities being sold by the Company to or upon the order of the Company. Certificates for the Debt Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

          The Company agrees to have the Debt Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Debt Securities for sale to the public as set forth in the Final Prospectus.

          5.     Agreements.

          (a)    The Company agrees with the several Underwriters that:

          (i) The Company will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement shall have been filed or become effective, (B) when any amendment thereof shall have been filed or become effective, (C) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (D) of any request by the Commission for any amendment or supplement of the Registration Statement or the Final Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Debt Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Prior to the termination of the offering of the Debt Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished to you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (ii) If, at any time when a prospectus relating to the Debt Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (A) prepare and file with the Commission, subject to paragraph (i) of this Section 5, an amendment or a supplement which will correct such statement or omission or an amendment or a supplement which will effect such compliance and (B) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

          (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of
     Section 11(a) of the Act and Rule 158 under the Act.

          (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (v) The Company will arrange for the qualification of the Debt Securities for sale under the laws of such jurisdictions within the United States and its territories as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Debt Securities.

          (vi) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Final Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (vii) The Company will not, until the business date set forth on Schedule II hereto, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, any debt securities issued or guaranteed by the Company (other than the Debt Securities or commercial paper or pursuant to the Credit Agreements, dated March 31, 1994, among the Company, Morgan Guaranty Trust Company of New York, as agent, and the banks parties thereto as may be amended, modified or extended from time to time).

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Debt
Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement shall have become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Nyemaster, Goode, McLaughlin, Voigts, West,
     Hansell & O'Brien, P.C., counsel for the Company, dated the Closing Date, to the effect that:


               (i)    each of the Company and its subsidiaries listed on
          Schedule III (the "Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

               (ii) the Company has all of the requisite corporate power and authority to execute and deliver the Indenture and to perform its obligations provided for therein; and the Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act and the Debt Securities have been duly authorized;

               (iii) the Indenture constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally, by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing; and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, the Debt Securities will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

              (iv) the Company's authorized equity capitalization is as set forth in the Final Prospectus;

               (v) the Indenture conforms in all material respects to the description thereof contained in the Final Prospectus;

              (vi) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no contract or other document required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

             (vii) the statements contained in the Final Prospectus under the heading "Description of Debt Securities" fairly summarize the matters therein described;

            (viii) The statements incorporated by reference in the Final Prospectus from the Company's most recent Annual Report on Form 10-K under the heading "Business -- Regulation" (to the extent that such statements refer to Iowa or Oklahoma law) fairly summarize the matters therein described;

              (ix) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus or any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Final Prospectus (and any supplements thereto) (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

               (x) this Agreement and any Delayed Delivery Contract have been duly authorized, executed and delivered by the Company;

              (xi) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated hereby or by any Delayed Delivery Contract, or for the execution, delivery and performance by the Company of this Agreement, except
          (A) such as have been obtained or made under the Act, the Exchange Act, the Trust Indenture Act, and the rules and regulations of the Commission thereunder, and (B) such as may be required under the state securities or blue sky laws or foreign securities laws in connection with the purchase and distribution of the Debt Securities by the Underwriters;

             (xii) neither the issue and sale of the Debt Securities, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of the terms hereof or of any Delayed Delivery Contract will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or any of its subsidiaries or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or result in a violation of any statute or regulation, or any order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

            (xiii) Each Insurance Subsidiary holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, Insurance Licenses) which are necessary to the conduct of its business as described in the Final Prospectus; to the best knowledge of such counsel, there is no pending or threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License; and to the knowledge of such counsel, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent;


             (xiv) To the best knowledge of such counsel, all reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein; and

              (xv) To the best knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under, or by reason of the filing of, the Registration Statement, except as disclosed in the Registration Statement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the Federal laws of the United States of America and the laws of the State of Iowa, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto.

          (c) The Company shall have furnished to the Representatives the opinion of Shaw, Pittman, Potts & Trowbridge, counsel for the Company, dated the Closing Date, covering the matters set forth in subparagraphs (b)(iii) above.

          (d) The Company shall have furnished to the Representatives the letters of Nyemaster, Goode, McLaughlin, Voigts, West,
     Hansell & O'Brien, P.C., counsel for the Company, addressed to them dated the Closing Date, to the effect that nothing has come to the attention of such counsel that would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto, as of the time such Registration Statement or amendment became effective under the Act, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus
     (and any supplements thereto), as of the date thereof and as of the Closing Date, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements, financial schedules and other financial and statistical information contained therein as to which such counsel need not express any view).

          (e) The Representatives shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Debt Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.


          (f) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board and President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries taken as a whole, nor, to the best of the Company's knowledge, has any condition arisen which might reasonably be expected to cause such a material adverse change, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

          (g) Subsequent to the execution and delivery of this Agreement there shall not have occurred (i) any downgrading in the claims-paying ability rating of Equitable Life or USG by A.M. Best Company, Inc., (ii) any public announcement that A.M. Best Company, Inc. has under surveillance or review its rating of the claims-paying ability of any Insurance Subsidiary (other than an announcement with positive or neutral implications of a possible upgrading or maintenance of the same rating, and no implication of a possible downgrading, of such rating), (iii) any rating of the Debt Securities from Standard & Poor's Corporation ("S&P") of less than A or from Moody's Investors Service ("Moody's") of less than A3, or (iv) if the Company at the Execution Time has debt outstanding which is then rated by S&P or Moody's, there shall not have occurred (A) any downgrading in the rating of the Company by S&P or Moody's or (B) any public announcement that either S&P or Moody's has under surveillance or review its rating of the Company (other than an announcement with positive or neutral implications of a possible upgrading or maintenance of the same rating, and no implication of a possible downgrading, of such rating).

          (h) At the Closing Date, Ernst & Young shall have furnished to the Representatives a letter or letters, dated as of the Closing
     Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and stating in effect that:


               (i) in their opinion the audited financial statements and financial statement schedules incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their report thereon; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company, Equitable Life and USG; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated into the Registration Statement, nothing came to their attention which caused them to believe that:

                    (1) the unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and the Exchange Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated in the Registration Statement and the Final Prospectus; or

                    (2) with respect to the period subsequent to the date of the most recent financial statements, audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements incorporated in the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net investment income, total revenues, income before income taxes or net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus, including, without limitation, the information set forth under the captions "Ratio of Earnings to Fixed Charges" and such other captions as the Representatives may reasonably request in the Final Prospectus, the information included or incorporated in Items 1, 5, 6, 7, 11 and 13 of the Company's most recent Annual Report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q that have been filed since the date of the Company's most recent Annual Report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

          References to the Final Prospectus in this paragraph
     (h) include any supplements thereto at the date of the letter.

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement (exclusive of any amendment thereto filed after the date hereof) and the Final
     Prospectus (exclusive of any supplement thereto dated after the date hereof), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or delivery of the Debt Securities as contemplated by the Registration Statement (exclusive of any amendment thereto) and the Final Prospectus (exclusive of any supplement thereto).

          (j) On or prior to the Execution Time, if the Debt Securities are to be listed on any national securities exchange, such national securities exchange shall have approved the Debt Securities to be sold by the Company hereunder for listing subject to official notice of issuance.

          (k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (l) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligation of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          7. Reimbursement of Underwriters' Expenses. If the sale of the Debt Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Debt Securities. Without limiting the foregoing, the Underwriters agree to provide to the Company reasonable documentation of the out-of-pocket expenses described above.

          8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other
Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Debt Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final
Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action;
provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (a) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange
Act, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" or "Plan of Distribution" and, if Schedule II hereto provides for sales of Debt Securities pursuant to Delayed Delivery Contracts, in the last sentence under the heading "Delayed Delivery Contracts" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

          (b)    Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof;
but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in any action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (c) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree that the Underwriters and the Company shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same)
(collectively, "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Debt
Securities; provided, however, that in no case shall any Underwriter (except as may be provided in the agreement among underwriters relating to the offering of the Debt Securities) be responsible for any amount in excess of the underwriting discount and commissions applicable to the Debt Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee or agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and provisions of this paragraph (d).


          9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Debt Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Debt Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Debt Securities set forth opposite the names of all the remaining Underwriters) the Debt Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Debt Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Debt Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Debt Securities, and if such nondefaulting Underwriters do not purchase all the Debt Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Debt Securities, if prior to such time (i) trading in any of the Company's securities shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal, New York State or Iowa authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Debt Securities.

          11. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement.

          12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Debt Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

          13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, Seven World
Trade Center, New York, New York  10048; or if sent to the
Company, will be mailed, delivered or telegraphed and confirmed to it at c/o Equitable of Iowa Companies, 604 Locust Street, P.O.
Street, P.O. Box 1635, Des Moines, Iowa 50306, attention of John
A. Merriman, Esq., General Counsel and Secretary.

          14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          15. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                              Very truly yours,

                              EQUITABLE OF IOWA COMPANIES


                              By:________________________________
                                 Name:
                                 Title:



The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

SALOMON BROTHERS INC
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
J.P. MORGAN SECURITIES INC..


By:  SALOMON BROTHERS INC


By:___________________________________
   Name:
   Title:

For themselves and the other several
Underwriters named in Schedule I to the
foregoing Agreement.

                                SCHEDULE I

                                                       Principal Amount
                                                      of Debt Securities
Underwriters                                           To Be Purchased
____________                                          __________________
Salomon Brothers Inc                                   $ 33,400,000
Merrill Lynch, Pierce, Fenner & Smith                    33,300,000
            Incorporated
J.P. Morgan Securities Inc.                              33,300,000
                                                       ____________
    TOTAL                                              $100,000,000













































                          SCHEDULE II

Underwriting Agreement dated:  February 14, 1995

Registration Statement No.:  33-57343

Representative(s):  Salomon Brothers Inc, Merrill Lynch, Pierce,
Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

Title, Purchase Price and Description of Debt Securities:

     Title:  8.5% Notes Due 2005

     Principal amount:  $100,000,000

     Purchase price (include
       accrued interest or
       amortization, if any):  99.871%

     Selling concession:         .400%

     Reallowance:                .250%

     Sinking fund provisions:  None

     Redemption provisions:  None

     Other provisions:  None

Closing Date, Time and Location:  February 22, 1995, 10:00 a.m.
at the offices of Simpson Thacher & Bartlett, 425 Lexington
Avenue, New York, New York 10017

Type of Offering:  Non-Delayed Offering

Date referred to in Section 5(a)(vii) after which the Company may offer or sell debt securities issued or guaranteed by the Company without the consent of the Representative(s):

May 23, 1995




















                                              Schedule III to the
                                           Underwriting Agreement


    Significant Subsidiaries of Equitable of Iowa Companies
    _______________________________________________________

Equitable Life Insurance Company of Iowa
USG Annuity & Life Company
Equitable American Insurance Company
Equitable Investment Services Inc.
Locust Street Securities, Inc.